UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 22, 2023
PLBY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39312	37-1958714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10960 Wilshire Blvd., Suite 2200 Los Angeles, California	90024
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 424-1800
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PLBY	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 22, 2023, PLBY Group, Inc. (the “Company”) appointed Marc Crossman as Chief Financial Officer and Chief Operating Officer of the Company, effective as of March 22, 2023 (the “Effective Date”). As of the Effective Date, Mr. Crossman will succeed Lance Barton as Chief Financial Officer (and principal financial officer) of the Company. As a result of Mr. Crossman’s succession as Chief Financial Officer, Mr. Barton will serve as a strategic advisor of the Company to assist with an orderly transition until his previously disclosed departure.

Mr. Crossman, age 52, joins the Company from Rizvi Traverse Management (together with its affiliates, the Company’s largest stockholder and an affiliate of the Company’s Chairman, Suhail Rizvi), where he was a Partner and was responsible for investment sourcing and evaluation of technology venture capital investments, from May 2021 to March 2023. Prior to that, he served as the Chief Executive Officer of RealD Me (now known as Rain Technology), a consumer electronics company, from February 2019 to April 2021. From 2015 to January 2019, Mr. Crossman worked as a consultant and managed personal investments. Previously, Mr. Crossman served as the Chief Financial Officer of Joe’s Jeans Inc. from 2003-2006, and its Chief Executive Officer from 2006 to 2015, during which time he built the company into a leading premium denim brand with distribution in over 30 countries, a base of retail stores across the United States, and a domestic wholesale distribution platform in over 1,000 department and specialty stores. From January 1999 until March 2003, Mr. Crossman served as a Vice President and Equity Analyst with J.P. Morgan Securities Inc. From September 1997 until January 1999, Mr. Crossman served as a Vice President and Equity Analyst with CIBC Oppenheimer Corporation. Mr. Crossman received his B.S. degree in mathematics from Vanderbilt University.

There are no arrangements or understandings between Mr. Crossman and any other person pursuant to which he was appointed or elected to serve an executive officer of the Company. There are no family relationships between Mr. Crossman and any director, executive officer, or any person nominated or chosen by the Company to become a director or executive officer. There have been no related person transactions (within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission) between Mr. Crossman and the Company.

On the Effective Date, the Company’s wholly-owned operating subsidiary, Playboy Enterprises, Inc., entered into an employment agreement with Mr. Crossman in connection with his employment as the Company’s Chief Operating Officer and Chief Financial Officer (the “Crossman Employment Agreement”). The Crossman Employment Agreement provides for an annual base salary equal to $400,000 and that Mr. Crossman is eligible to earn an annual cash bonus (with a target amount equal to 80% of his base salary).

The Crossman Employment Agreement provides that Mr. Crossman will be granted the following equity grants during his employment: (1) beginning in 2024 and for each fiscal year thereafter, an annual equity award with a target grant date fair value for financial accounting purposes equal to $700,000, which may include performance-based grants, and (2) an initial grant of restricted stock units (“RSUs”) for 400,000 shares of the Company’s common stock, to be awarded by the Company following commencement of his employment and which will vest in three equal installments on each of the first three anniversaries of the Effective Date, in each case subject to Mr. Crossman’s continued employment through the applicable vesting dates. The Crossman Employment Agreement further provides that Mr. Crossman is eligible to participate in the Company’s standard benefit plans.

If Mr. Crossman’s employment is terminated without cause or he resigns for good reason (as such terms are defined in the Crossman Employment Agreement), he will be entitled to the following: (i) a severance payment equal to the sum of his then-current base salary and target annual bonus, payable over 12 months (or, if such termination occurs within 24 months following a change in control (as defined in the Crossman Employment Agreement), 1.25 times the sum of his then-current base salary and target annual bonus, payable over 15 months); (ii) a pro-rated bonus for the year of termination; (iii) the Company’s reimbursement or direct payment of COBRA continuation coverage premiums for up to 18 months following the date of termination; and (iv) accelerated vesting of 100% of Mr. Crossman’s then-outstanding non-performance based annual equity awards (and, if such termination occurs within 12 months of the Effective Date, one-third of the initial RSUs  will become immediately vested). In each case, the severance payments described above are subject to Mr. Crossman’s execution and non-revocation of a general release of claims against the Company and its affiliates.

The Crossman Employment Agreement also includes certain restrictive covenants, including a non-solicitation of employees covenant for a period of 12 months following termination of Mr. Crossman’s employment and standard confidentiality and invention assignment provisions.

The foregoing description of the terms of the Crossman Employment Agreement is only a summary and is qualified in its entirety by the full text of the Crossman Employment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01    Other Events.

On March 22, 2023, the Company issued a press release announcing Mr. Crossman’s employment with the Company. A copy of the press release is furnished herewith as Exhibit 99.1.

Forward-Looking Statements

This Current Report on Form 8-K and the furnished press release include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to future performance, growth plans and anticipated financial impacts of its strategic opportunities and corporate transactions.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Factors that may cause such differences include, but are not limited to: (1) the impact of the COVID-19 pandemic on the Company’s business and corporate transactions; (2) the inability to maintain the listing of the Company’s shares of common stock on Nasdaq; (3) the risk that the Company’s completed or proposed transactions disrupt the Company’s current plans and/or operations, including the risk that the Company does not complete any such proposed transactions or achieve the expected benefits from any transactions; (4) the ability to recognize the anticipated benefits of corporate transactions, commercial collaborations, commercialization of digital assets and proposed transactions, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, and the Company's ability to retain its key employees; (5) costs related to being a public company, corporate transactions, commercial collaborations and proposed transactions; (6) changes in applicable laws or regulations; (7) the possibility that the Company may be adversely affected by global hostilities, supply chain delays, inflation, interest rates, foreign currency exchange rates or other economic, business, and/or competitive factors; (8) risks relating to the uncertainty of the projected financial information of the Company, including changes in our estimates of the fair value of certain of the Company’s intangible assets, including goodwill; (9) risks related to the organic and inorganic growth of the Company’s businesses, and the timing of expected business milestones; (10) changing demand or shopping patterns for the Company's products and services; (11) failure of licensees, suppliers or other third-parties to fulfill their obligations to the Company; (12) the Company's ability to comply with the terms of its indebtedness and other obligations; (13) changes in financing markets or the inability of the Company to obtain financing on attractive terms; and (14) other risks and uncertainties indicated from time to time in the Company’s annual report on Form 10-K, including those under “Risk Factors” therein, and in the Company’s other filings with the Securities and Exchange Commission. The Company cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date which they were made. The Company does not undertake any obligation to update or revise any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Employment Agreement, dated as of March 22, 2023, by and between Marc Crossman and Playboy Enterprises, Inc.
99.1	Press Release, dated March 22, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2023	PLBY GROUP, INC.

	By:	/s/ Chris Riley
	Name:	Chris Riley
	Title:	General Counsel and Secretary